Business Combination Investor Presentation

December 2022

PHP Ventures Acquisition Corp., USA
Modulex Modular Buildings PLC, UK

A ConstrucTech business delivering "Modular Buildings 2.O"

Carbon Net Zero certified / IoT enabled SMART building / Designed using AI / Quality Assurance on blockchain

www.modulexglobal.com
www.phpventures.com

Disclaimer

PHP MODULEX Modern Method of Construction

Disclaimer

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "**Proposed Business Combination**") between Modulex Modular Buildings Plc ("**Modulex**") and PHP Ventures Acquisition Corp. ("**PHP**") and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Modulex, PHP or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Modulex nor PHP has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Modulex or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of Modulex and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," "anticipate," "will likely result" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Presentation, including those regarding the terms of PHP's Proposed Business Combination with Modulex, PHP's ability to consummate the proposed transaction on the stated timeline, Modulex's use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the Proposed Business Combination, and the combined company's future performance relative to other modular construction services companies, the combined company's strategy, operations, growth plans and objectives of management, the growth of the construction sector and particularly the modular construction sector, Modulex's market expansion, the projected size and demand for modular construction, and the combined company's future products are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of PHP and Modulex and are not predictions of actual performance.

Disclaimer

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PHP or Modulex. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of PHP or Modulex is not obtained; the inability to complete the PIPE offering in connection with the Proposed Business Combination; failure to realize the anticipated benefits of the Proposed Business Combination; risk relating to the uncertainty of the projected financial information with respect to Modulex; the amount of redemption requests made by PHP's shareholders ; the overall level of consumer demand for Modulex's products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of PHP's securities on the NASDAQ; Modulex's ability to implement its business strategy; changes in governmental regulation, Modulex's exposure to litigation claims and other loss contingencies; disruptions and other impacts to Modulex's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Modulex's suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Modulex and its suppliers and customers; Modulex's ability to recruit and maintain distributors; any breaches of, or interruptions in, Modulex's information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Modulex's ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect PHP's or Modulex's financial results is included from time to time in PHP's public reports filed with the United States Securities and Exchange Commission ("**SEC**"), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents PHP has filed, or will file, with the SEC, including a registration statement on Form F-4 that will include proxy statements/prospectus that PHP intends to file with the SEC in connection with PHP's solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination. If any of these risks materialize or PHP's or Modulex's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PHP nor Modulex presently know, or that PHP and Modulex currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PHP's and Modulex's expectations, plans or forecasts of future events and views as of the date of this Presentation. Neither PHP nor Modulex gives assurance that either PHP or Modulex, or the combined company, will achieve its expectations. PHP and Modulex anticipate that subsequent events and developments will cause their assessments to change. However, while PHP and Modulex may elect to update these forward-looking statements at some point in the future, PHP and Modulex specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing PHP's or Modulex's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

In addition, this presentation includes a summary set of risk factors that may have a material impact on Modulex. These are not intended to capture all of the risks to which Modulex or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement on Form F-4 to be filed with the SEC with respect to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PHP nor Modulex presently know or that PHP and Modulex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PHP's and Modulex's expectations, plans or forecasts of future events and views as of the date of this presentation. PHP and Modulex anticipate that subsequent events and developments will cause PHP's and Modulex's assessments to change. However, while PHP and Modulex may elect to update these forward-looking statements at some point in the future, PHP and Modulex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing PHP's and Modulex's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by PHP with the SEC.

Financial Information

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by PHP with the SEC.

Non-GAAP Financial Measures

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Modulex's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that PHP's presentation of these measures may not be comparable to similarly-titled measures used by other companies. PHP and Modulex believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Modulex's financial condition and results of operations. PHP and Modulex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Modulex's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, PHP and Modulex are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Disclaimer

Use of Projections

This Presentation contains financial forecasts with respect to Modulex's projected financial results, including, but not limited to, Revenue, EBITDA, EBITDA Margin, Gross Profit, Gross Profit Margin, Free Cash Flow, for Modulex's fiscal years 2021 through 2029. Neither PHP's nor Modulex's independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the abovementioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Modulex or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the Proposed Business Combination, PHP intends to file relevant materials with the with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus (the "Registration Statement") . PHP urges its investors, shareholders and other interested persons to read, when available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about PHP, Modulex and the Proposed Business Combination. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of PHP as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of PHP and other interested persons are advised to read, when available, these materials ((including any amendments or supplements thereto) and any other relevant documents in connection with PHP's solicitation of proxies for the meeting of shareholders to be held to approve, among other things, The Proposed Business Combination because they will contain important information about PHP, Modulex and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: PHP Ventures Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

Disclaimer

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

PHP, Modulex and their respective directors and executive officers may be deemed participants in the solicitation of proxies from PHP's shareholders in connection with the Proposed Business Combination. PHP's shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of PHP in PHP's final prospectus filed with the SEC on February 12, 2020, in connection with PHP's initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PHP's shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that PHP intends to file with the SEC. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Trademarks and Logos

This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the SM, ©, ® or TM symbols, but PHP and Modulex will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

PHP Ventures Acquisition Corp.

NASDAQ:PPHP

A Special Purpose Acquisition Corporation (SPAC) formed to effect a Business Combination with companies in the Consumer Products and Services Industries with significant presence in Africa or a compelling global potential which complements the expertise of our management team.

Currently in excess of US$58 million held in cash in trust

- Fully diluted 10,644,264 shares.*

Shares issued or issuable

Class A Common Stock	7,511,255
Class B Common Stock	1,437,500
Under Warrants*	1,091,169
Under Rights	604,340

www.phpventures.com

** Current level pre-transaction and assumes cashless exercise of warrants at $18 price*

Transaction Summary

Overview	**PHP Ventures Acquisition Corp.**, a publicly-listed special purpose acquisition company with $58 M in cash in trust, and **Modulex Modular Buildings Plc**, a modular construction technology business, are to complete a Business Combination.
Transaction	• PHP and Modulex to complete a Business Combination valuing Modulex at US$600 million. • The transaction is expected to be structured as a "target-on-top" merger, with Modulex becoming the parent and a NASDAQ listed company. • PHP may place up to US$30 million in PIPE or other financing on a best-efforts basis.
Ownership*	• 88.30% of equity shares for Modulex shareholders, • 2.46% SPAC public shareholders, • 2.67% SPAC sponsor shareholders, • 4.41% PIPE investors, and • 2.16% FA Equity. Transaction shares issued to Modulex shareholders to be subject to a 2 or 3-year lock-up.
Anticipated Timing	Transaction closing upon completion of due diligence, finalization of documentation, and all regulatory and shareholder approvals, anticipated Q1 2023.

** Assuming US$30M PIPE, 90% redemptions and fully diluted shares*

MODULEX®
Modern Method of Construction

A ConstrucTech business delivering "Modular Buildings 2.O"

Carbon Net Zero certified IoT
enabled SMART building
Designed using AI
Quality Assurance on blockchain

"How Apple changed smartphones, how Tesla changed cars, is how Modulex will change buildings"
– Suchit Punnose, Founder

www.modulexglobal.com

Key Highlights

Advanced Modular Technology

- Modular advantages (see slide 15 & 20)
- Advanced technology (see slide 19)
- Factory with high capacity to produce Carbon Net Zero buildings to target affordable housing and infrastructure projects run through PPP models, which will overstep recession

Documented Value Proposition

- Fair pricing with Independent Fairness Opinion
- No cash condition (Modulex will commence production and post revenues with zero cash-on-close as the first factory is fully funded)
- Limited further dilution (per business plan no further dilution required after the $100 million to achieve the roll out of 20 factories)
- Modulex share lock-up (Founders, directors and key personnel 3 years and Modulex external investors 2 years)

Global Demand & Growth (see slide 12)

- Offsite manufacturing expands international opportunity including India, Saudi Arabia, South Korea, and US
- First market India and target expansion markets of South Korea, Saudi Arabia, Vietnam, Egypt and Brazil. India's real estate market is expected to become $1 trillion by 2030
- Partnership opportunities and growing order book (see slide 29)
- Significant UK order pipeline for affordable housing sector (see slide 29)
- In India: well-established local partners addressing Federal and State housing programs

Addressing Market Demand

MODULEX®
Modern Method of Construction

- Oxford Economics estimated the global construction market was valued at US$10.7 trillion in 2020; US$5.7 trillion of this output was in emerging markets
- The global construction market is expected to grow by US$4.5 trillion between 2020 and 2030 to reach US$15.2 trillion with US$8.9 trillion in emerging markets in 2030
- Regional construction growth is expected to be highest in Sub-Saharan Africa followed by emerging Asia
- Four countries – China, India, US, and Indonesia – are forecast to account for 58.3% of global growth in construction
- Residential construction is predicted to drive short-term recovery while infrastructure spending propels medium-term outlook.
- Urbanization expected to turbo charge growth in emerging markets. Overall growth of the world's population could add another 2.5 billion people to urban areas by 2050 with almost 90% of this happening within Asia and Africa
- Construction will be an economic driver over the medium term with growth averaging 4.4% between 2020 and 2025 – higher than the estimated growth in both the manufacturing and service sectors. Over the period 2020 to 2030 growth in construction output is projected to average approximately 3.5% per annum
- Growth however is forecast to be concentrated in a small number of countries. Just four countries — China, India, US and Indonesia — account for 58.3% of global growth in construction between 2020 and 2030. The top ten markets account for almost 70% of the US$4.5 trillion growth over the next decade
- Construction of infrastructure is expected to grow at 6.8% in 2021 and is predicted to be the fastest growing sub-sector to 2030 with expected average annual growth of almost 4%. This will be fueled by emerging economies looking to develop energy, transport networks, sewage and waste systems, and other large-scale projects

Source: Marsh, Global Construction Outlook: Key takeaways, https://www.marsh.com/tn/industries/construction/insights/global-construction-outlook.html (last visited Oct. 24, 2022).

Market Growth


Global Construction Market Size
US$ trillion
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
2020
2030
Emerging Markets
Rest of World


% CAGR
5
4
3
2
1
0
-1
2.1
-0.5
1.2
1.8
4.4
2
4.5
4.1
2.3
1
2.5
2.6
3.3
1.5
3.6
3.4
2015-2020
2020-2025
2025-2030
2020-2030
Manufacturing
Extraction
Construction
Services


China, 26.1%
India, 14.1%
U.S., 11.1%
Indonesia, 7.0%
Australia, 2.3%
United Kingdom, 2.0%
France, 1.8%
Canada, 1.7%
Spain, 1.5%
Italy, 1.3%
Other, 31.0%

Source: Marsh, *Global Construction Outlook: Key takeaways*, https://www.marsh.com/tn/industries/construction/insights/global-construction-outlook.html (last visited Oct. 24, 2022).

2017 prices US$bn. Source : Oxford Economics/Haver Analytics

Strategic Summary

Strategy	Taking British offsite steel modular building technology global to cater to rising demand in growth markets such as India and other BRICS and N11 nations
Roll out	20 factories in 15 countries
Listing	De-SPAC - NASDAQ

Problem

MODULEX
Modern Method of Construction

1

Time & Cost

Long timelines and cost overruns

2

Quality

Poor quality and weak finishing

3

High Climate Footprint

7th most polluting industry and excessive consumption of water and energy

The Solution – Offsite Construction [1, 2, 3]

MODULEX
Modern Method of Construction

1
Offsite Manufacturing

Manufacturing of the superstructure in a semi-automated straight line production line like a car assembly line ensuring 24/7 production

2
Quality Assurance

Quality focused, with checks at every stage of the manufacturing process based on international standards to achieve a high level of quality

3
Low Climate Footprint

Manufacturing within a controlled environment enables significant reduction and control on wastage, energy and water consumption

1. *Volumetric modular technology: Eliminating waste and maximizing resource efficiency, April 22, 2022, Volumetric modular technology: Eliminating waste and maximizing resource efficiency (pbctoday.co.uk)*
2. Modular Construction: A Sustainable Building Method, Jahnavi Sajip, July 24, 2019, Modular Construction: A Sustainable Building Method (ny-engineers.com)
3. OFFSITE CONSTRUCTION: Sustainability Characteristics, Daniela Krug, June 2013, BoS_offsiteconstruction_1307091.pdf (buildoffsite.com)

Office Construction Types

MODULEX
Modern Method of Construction

- Stream of technology in construction
  - Traditional
  - Modern Method of Construction (MMC)
    - PEB
    - Panelised or 2D (Precast)
    - Volumetric or 3D (Modular)







Modular Buildings – Key Features

Modern Method of Construction

- Short Build Time
- 90% Built Offsite
- Factory Built
- Fixed Cost Guarantee
- Fixed Time Guarantee
- 30% Cheaper to Maintain
- British Standard Codified
- Fully Mortgageable
- Earthquake Resistant
- Up to 24 Floors

Modular Buildings - Process

MODULEX®
Modern Method of Construction

1
Conceptualization and Design

Interaction between the client's architect and the design team of the company to understand the client's requirement and finalise the Modular design

2
Cost Estimation

The estimation team prepares a detailed estimate of the modular design finalised during the conceptualization and design state.

3
Structural Engineering

Structural engineering team prepares the structural designs prior to finalising the production designs. Subsequently the building is broken down into several modules each representing a three-dimensional part.

4
Offsite and Onsite

The manufacturing department prepares plans and the modules are manufactured on a rolling production line and are sealed in the factory for transport. At site, the production of ground, civil works and construction of foundation are carried out at the same time.

5
Transportation and Installation

The modules are transported to the site and installed using cranes and external cladding of the property is carried out as per client requirements. The finishing team carries out finishing work such as joining, installing carpets, paint touching, and so on.

6
Finishing and Handover

The site is handed over after inspection of the property by the client and after signing handover certificate signed by both the client and the company.

Modular Buildings 2.0

MODULEX
Modern Method of Construction

Harnessing the Power of Emerging Technologies

Artificial Intelligence (AI)



Fast, optimized design in minutes

Blockchain



Traceable quality assurance

Internet-of-Things (IoT)



Live data through multiple sensors

Carbon Net Zero



Certified carbon net zero buildings

Carbon Net Zero

MODULEX®
Modern Method of Construction

1

Measure

Calculate the footprint accurately and conservatively

2

Mitigate

Reduce the footprint through the use of recycled materials and greentech

3

Offset

Offset remaining emissions through 3rd party certified offset programmes*

** Such as Climate Impact Partners (climateimpact.com)*

Sectors

MODULEX
Modern Method of Construction

Hotel



Holiday Inn Express
Gatineau, Canada

Residential



Juxon and Sail street London,
UK

Education



University of Oxford, Biochemistry
Department Oxford, UK

Sports Centre



Paris Saint Germain Training Centre Saint-
Germain-en-Laye, France

Student Accommodation



Apex House
London, UK

Hospital



Basildon Winter Wards
Basildon, UK

Infrastructure



Mitcham Railway Station Victoria,
Australia

Airport



Dublin Airport Passenger
Boarding Zone
Dublin, Ireland

Retail



Globeside Café
Marlow, UK

Commercial



Estates Offices
London, UK

We are constructing the world’s largest

MegaFactory™

for steel modular buildings

Based on their knowledge of the market and industry, the Directors believe that this is the largest factory of its kind given the size (40 acres) and output capacity (300,000 m^2 scalable to 1.2 million m^2)

MegaFactory™



STORAGE / DESPATCH YARD
SOLAR PANELS
SHED 1
SOLAR PANELS
SHED 2
SOLAR PANELS
SHED 3
CANTEEN
YOGA CENTER

MegaFactory™



STORAGE / DESPATCH YARD
SHED 1
SHED 2
SHED 3
SOLAR PANELS
SOLAR PANELS
SOLAR PANELS
SOLAR PANELS
CANTEEN
YOGA CENTER

Land and Building
40 acre site – 2 phases of 20 acres
3 factory cluster – 35,000 sqm
4 production lines

Production Capacity
300,000 sqm/annum
Scalable to 1,200,000 sqm/annum

ISA Certifications
ISO 9000 - Quality management
ISO 14000 - Carbon footprint
ISO 26000 - Social responsibility
ISO 31000 - Risk management

Carbon Net Zero
3rd party certified
Solar energy
Rain water harvesting

MegaFactory™






SOLUTIONS PVT LTD
Modulex Modular buildings Private Limited
Y-Axis Structural
Parikshit Industries Private Limited







First MegaFactory™


Thane
Ambernath
Junnar
Pathardi
Madh
Navi Mumbai
Neral
Ahmadnagar
Mumbai
Karjat
Kada
Khed
Shirur
Khopoli
Kamshet
Chakan
Pen
Alibag
Ajmera
Shrigonda
Bargewadi
Nagothana
Pune
Kedgaon
Daund
Roha
Dhayari
Lavasa
Karmala
Murud
Jejuri
Diveagar
Baramati
Indapur
Mahad


A-82, MIDC Industrial Estate Loni Deokar, Indapur, Maharashtra 413132, India

1
Location

30 Kms from rail head, 280 kms from the nearest port and situated on National highway network

2
Catchment Area

Western Region of India and ideally situated for export to the UK, US and EU due to close proximity to ports

3
Timelines

Completion of entire site - May 2023
Trial production - June 2023

Google Map Link

Global Roll Out

Markets
Brazil, India, South Africa and N-11 countries

Target
20 factories in 15 countries

Output Capacity
Starting from 300,000 sq. m. per annum, scalable to 1.2 million sq. m. per annum

No of Factories
6 factories by Year 4
20 factories by Year 10



N-11 NATIONS

Export Markets – UK, EU and US

MODULEX
Modern Method of Construction

Unique Selling Point:
Taking advantage of cost difference to export in Europe while modules are manufactured in India

UK Modular Contractor Price*:
£1,700 to £2,500 per m²

Modulex Price*:
£1,400 to £2,200 per m²



** Prices as on date of publication. These prices could vary at the time of contracting.*

Source: AECOM, Cost model Modular Construction, https://www.aecom.com/without-limits/wp-content/uploads/2017/05/LM00092_Modular_CM_0417_v3.pdf (last accessed Oct. 24, 2022)

Pipeline Orders – Marquee Investors

Ajmera Group

- 50-year-old developer
- ~£100m market cap

Delta Corp

- Gaming company
- ~£800m market cap

Ethix Group

- Privately held
- Established regional business house diversifying into real estate

Modulex has secured a diversified order pipeline from its investors in the Indian subsidiary and also from other parties:

- Order pipeline - £37.5 million
- Several small residential projects in the UK
- Ajmera developing in the UK

Market capitalizations sourced from www.bseindia.com (last visited Oct. 24, 2022).

Our Values - Mainstream Impact Investment

Modulex is a Mainstream Impact Investment by Red Ribbon Asset Management Plc
- following the principles of the Triple P Bottomline
Planet, People & Profit

Planet

- Reduce construction waste
- Use recycled materials such as wood, steel and aluminum
- Reduce energy consumption
- Reduce deliveries to construction sites by 90% thereby reducing emissions

People

Modulex will provide opportunities to uplift the communities local to its factories by:

- Establishing a Modular Construction Academy to train local labor
- Hiring women locally as 75% of its labor force
- Focus on wellness of workforce through yoga and meditation

Profit

- Providing above market rate returns by way of multiples of the investment over a 5-year period
- Creating employment, generating sustainable innovation, building wealth and other positive impacts in local, national and global economies

Executive Team



Suchit Punnose
Founder and CEO

- Over 25 years of experience as an entrepreneur
- Founder of Red Ribbon Asset Management Plc
- Investments in real estate, equities and manufacturing



Richard Ogden
Senior Advisor to the Board

- Over 50 years of experience in construction industry
- Former Chairman of Buildoffsite
- Extensive experience in both public and private sectors within the industry



Ajay Palekar
Managing Director India

- Operations expert with over 35 years of experience in manufacturing, logistics and supply chain
- Managed over 6,500 personnel in last assignment across two countries



Taariq Mauthoor
Chief Technology Officer

- Over 20 years experience in the built environment sector
- Chartered Engineer in Sustainable Design & Engineering
- Strategic advisor to various international corporate finance entities targeting impact investments

Proposed Independent Directors



Garry Stein
Non-Executive Director

- Audit Committee Chair
- Over 50 years experience in executive roles in banking, investment management, mergers & acquisitions, private equity, natural resources, technology, and strategic planning.
- Current and past director of numerous public and private companies



Renu Bhatia
Non-Executive Director

- Over 25 years of experience in the financial service, fintech, and health care sectors and Cofounder Opharmic Technology
- Deputy Chair of the Listing Committee of the Hong Kong Stock Exchange and Member of Board of Review - Inland Revenue
- Numerous awards and honours, including recognition as one of the "Top 100 Women in Fintech"



Mark Isaacson
Non-Executive Director

- Compensation Committee Chair
- Over 25 years in senior executive and advisory roles
- Significant experience in senior international M&A transactions, including a lead role to acquire 2 US major league baseball teams
- Current and past senior business and political advisory roles in the US and globally

Group Structure

Modulex Modular Buildings Plc, UK[A]

↓

Redribbon Modulex Buildings Limited, Mauritius[B]

↓

Modulex Construction Technologies Limited, India[C]

↓

Modulex Modular Buildings Private Limited, India[D]

Modulex Modular Buildings Plc, UK.

a. Founders & Directors – 27.68%
b. External Investors – 72.32%
c. See www.modulexglobal.com

Red Ribbon Modulex Buildings Limited, Mauritius.

a. Modulex Modular Buildings Plc, UK - 100%

Modulex Construction Technologies Limited.

a. Listed on BSE India under MODULEX:IN
b. Red Ribbon Modulex, Mauritius - 20.83%
c. Public holding - 79.17%
d. See www.modulex.in

Modulex Modular Buildings Private Limited.

a. Modulex Construction Technologies Limited - 100%

Transaction & Value Proposition

Factory Roll-Out Plan*

Except for the first facility in India, which will export to the UK, the 20 new factories in 12 years will solely supply the local market.

Cumulative Number of Factories, Year 1-Year 12


6
6
6
6
9
12
15
17
19
20
20
20
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
No. of *New Factories opened per year*	**5** *New Factories*	**0** *New Factories*	**0** *New Factories*	**0** *New Factories*	**3** *New Factories*	**3** *New Factories*	**3** *New Factories*	**2** *New Factories*	**2** *New Factories*	**1** *New Factories*	**0** *New Factories*	**0** *New Factories*

** These numbers are from the financial model/forecast prepared by the management team*

P&L Highlights*

MODULEX
Modern Method of Construction

Consolidated Revenue From Subsidiaries *(USD million)*


CAGR = 109.9%
11.5
13.5
403.2
460.5
662.3
743.9
979.7
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7

Consolidated Gross Profit (USD million) and Gross Profit Margin (%)


22.7%
22.5%
27.3%
27.2%
27.2%
27.2%
27.3%
2.6
3.0
110.2
125.0
180.2
202.4
267.2
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Gross Profit
Gross Profit Margin

EBITDA *(USD million)* and EBITDA Margin (%)


-9.6%
-1.1
-0.5
-3.9%
23.2%
25.1%
26.3%
26.5%
25.9%
93.5
115.6
174.1
197.5
254.2
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
EBITDA
EBITDA Margin

Net Profit (USD million) and Net Profit Margin (%)


-14.0%
-1.6
-1.1
-8.3%
16.8%
17.7%
20.0%
20.3%
19.9%
67.6
81.6
132.3
151.1
195.4
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Net Profit
Net Profit Margin

** These numbers are from the financial model/forecast prepared by the management team*

Fair Valuation*

Discounted Cash Flow /Order Book

Long-Term Growth Rate	1.5%	2.0%	2.5%
Discount Rate			
21.0%	$610,000,000	$615,000,000	$620,000,000
20.0%	$687,000,000	$694,000,000	$700,000,000
19.0%	$777,000,000	$785,000,000	$793,000,000

** Marshall & Stevens Incorporated Valuation Analysis dated June 30, 2022*

Valuation Benchmarking

Enterprise Value / Revenue


MODULEX®
Modern Method of Construction
EV/Revenue(2024)
1.50x
Pre-money valuation at $600M
5.07x
4.49x
0.20x
0.18x
3.59x
3.23x
0.80x
0.62x
2.24x
2.07x
4.49x
4.13x
2.46x
2.34x
1.06x
1.00x
2023
2024
Avg. 2.49x
Avg. 2.26x
WILLSCOT
FLUOR
ATCO
lendlease
AZEK
Trex
CARLISLE
OWENS CORNING
Modular Builder
Building Product Manufacture

Enterprise Value / EBITDA


MODULEX®
Modern Method of Construction
EV/EBITDA(2024)
6.86x
Pre-money valuation at $600M
12.03x
9.84x
5.68x
4.40x
8.12x
7.79x
9.66x
6.43x
9.69x
8.37x
15.25x
13.58x
10.11x
9.11x
4.85x
4.56x
Avg. 9.42x
Avg 8.01x
WILLSCOT
FLUOR
ATCO
lendlease
AZEK
Trex
CARLISLE
OWENS CORNING
Modular Builder
Building Product Manufacture

Source: FactSet Fundamentals, FactSet Estimates. Marketdata as of 09/30/2022. Multiples over 99x and below 0x are marked as 'NM'. Multiples where data is not available considered 'NA'.

Pro Forma Capitalization

Sources & Uses Of Capital

Sources[1]	
SPAC cash in trust (assuming no redemptions)[1]	$5,810,295
PIPE [2]	$30,000,000
Seller rollover equity [3]	$600,000,000
Total Sources	**$635,810,295**
Uses	
Cash to company balance sheet	$30,226,366
Seller rollover equity	$600,000,000
Transaction Expenses[4]	$5,583,929
Total Uses	**$635,810,295**

Note:
(1) The amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing, (ii) investor interest in the acquisition, and (iii) the then-current markets for equity and debt financing.
(2) Assumes PIPE funds of $30,000,000
(3) Assumes pre-transaction valuation of target company at $600,000,000
(4) Deferred IPO fees, and estimates for service providers (such as legal, audit, and financial advisors)
(5) Assumes that there are no new awards under any new Surviving Company equity incentive plan. Assumes that there are no adjustments to the transaction consideration.
(6) Assuming a redemption price of $10.00 per share
(7) Assumes public investors redemptions of 90%
(8) Warrants exercised on cashless basis at $18 market price

Pro Forma Capitalization

PHP MODULEX
Modern Method of Construction

Pro Forma Ownership Post Closing[5]

Security Holders	Shares Outstanding	% of Outstanding	Fully-Diluted Shares	Fully-Diluted %
Rollover equity shares for Company shareholders (6)	59,745,936	89.70%	59,745,936	87.92%
PHP Public Shareholders (including rights) (7)	632,500	0.95%	632,500	0.93%
PHP Sponsor Promote	1,437,500	2.16%	1,437,500	2.12%
PHP Private Placement Shares (including rights)	322,740	0.48%	322,740	0.47%
PIPE Shares (2)	3,000,000	4.50%	3,000,000	4.41%
Public Warrants (8)	0	0.00%	1,038,194	1.53%
Private Warrants (8)	0	0.00%	52,975	0.08%
Modulex Warrants	0	0.00%	253,868	0.37%
FA Equity	1,467,855	2.20%	1,467,855	2.16%
Total Shares Outstanding	**66,606,531**	**100.00%**	**67,951,568**	**100.00%**

Note:
(1) The amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing, (ii) investor interest in the acquisition, and (iii) the then-current markets for equity and debt financing.
(2) Assumes PIPE funds of $30,000,000
(3) Assumes pre-transaction valuation of target company at $600,000,000
(4) Deferred IPO fees, and estimates for service providers (such as legal, audit, and financial advisors)
(5) Assumes that there are no new awards under any new Surviving Company equity incentive plan. Assumes that there are no adjustments to the transaction consideration.
(6) Assuming a redemption price of $10.00 per share
(7) Assumes public investors redemptions of 90%
(8) Warrants exercised on cashless basis at $18 market price

Transaction Overview

PHP MODULEX Modern Method of Construction

Sources

$10.00 PHP share price	**$58.1 M** Estimate Cash Held in Trust
$600.0 M Modulex Equity Roll-Over	**$30.0 M** Proceeds from PIPE

$688.1M
Total Sources

Uses

$600.0 M Equity Valuation of Modulex	**$82.5 M** Cash to Balance Sheet
$5.6 M Estimate Payment of Transaction Expenses	

$688.1M
Total Uses

72.3M	PF Shares Outstanding
$723.0M	Equity Value
-	Plus: Debt
-	Less: Cash
$723.0M	Enterprise Value



PHP Sponsors, 2.43%
PIPE, 4.15%
FA Equity, 2.03%
PHP Shareholders, 8.75%
Modulex Shareholders, 82.64%

* Assuming $30M in PIPE, no redemptions and un-diluted share

Timeline


LOI Signed
Jan 2023
Filing of F-4
2-4 months
SEC Approval
Q2 2023
Shareholder Vote and Closing

Subject to change due to regulatory approvals, legal documentation and due diligence

Opportunity*

Huge global demand

Pipeline of customers and relationships

Substantive global growth strategy

Documented value proposition

Advanced technology

Commitment to ESG/CSR

Experienced committed team

* *Based on business plans and forecasts and market analysis from* "Modular construction: From projects to products," McKinsey & Company, June 2019, Modular construction: From projects to products (mckinsey.com) (last visited Oct. 24, 2022).

A ConstrucTech Business Delivering
"Modular Buildings 2.O"

Modulex Contact
enquiries.uk@modulexglobal.com

PHP Contact
info@phpventures.com
PPHP@mzgroup.us